                        SUPPLEMENT DATED AUGUST 28, 1998
                                       TO
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998
                AS PREVIOUSLY SUPPLEMENTED THROUGH JUNE 5, 1998

               MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND")
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798

                                _______________


     The Statement of Additional Information ("SAI") is being supplemented to reflect the creation of an additional prospectus of the Fund. The following sentence is added at the end of the second column on the first page of the SAI:

     Prospectus dated August 28, 1998 for the Equity Growth Portfolio.

                                _______________

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                            EQUITY GROWTH PORTFOLIO

                               A PORTFOLIO OF THE

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                      MORGAN STANLEY ASSET MANAGEMENT INC.

MORGAN STANLEY UNIVERSAL FUNDS, INC. (THE "FUND") IS A MUTUAL FUND DESIGNED TO PROVIDE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND FOR CERTAIN TAX-QUALIFIED INVESTORS. THIS PROSPECTUS PERTAINS TO THE FUND'S EQUITY GROWTH PORTFOLIO WHICH IS MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"). THE FUND ALSO OFFERS SEVENTEEN OTHER PORTFOLIOS MANAGED BY EITHER MSAM OR MILLER ANDERSON & SHERRERD, LLP ("MAS"), AN AFFILIATE OF MSAM.

SHARES OF THE EQUITY GROWTH PORTFOLIO MAY BE PURCHASED ONLY BY INSURANCE COMPANIES FOR THEIR SEPARATE ACCOUNTS FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND BY CERTAIN TAX-QUALIFIED INVESTORS. THE EQUITY GROWTH PORTFOLIO MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABILITY OF THE EQUITY GROWTH PORTFOLIO IN YOUR STATE. IF THE EQUITY GROWTH PORTFOLIO IS NOT AVAILABLE IN YOUR STATE THIS PROSPECTUS IS NOT TO BE CONSIDERED A SOLICITATION.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE EQUITY GROWTH PORTFOLIO'S INVESTMENTS AND SERVICES. YOU SHOULD READ IT BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE ALONG WITH THE PROSPECTUS FOR THE INSURANCE PRODUCT WHICH ACCOMPANIES THIS PROSPECTUS.

A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 1998, AS SUPPLEMENTED THROUGH AUGUST 28, 1998, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE, ALONG WITH MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE PORTFOLIO, ON THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). THE SAI IS INCORPORATED HEREIN BY REFERENCE, AND, THEREFORE, LEGALLY FORMS A PART OF THE PROSPECTUS. FOR A COPY OF THE SAI, AT NO CHARGE, CONTACT THE FUND BY CALLING 1-800-281-2715, OR CONTACT YOUR INSURANCE COMPANY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YOU MAY RECEIVE MORE OR LESS THAN YOU INVESTED WHEN YOU REDEEM YOUR SHARES.

Prospectus dated August 28, 1998
Morgan Stanley Universal Funds, Inc.
P.O. Box 2798, Boston, MA 02208-2798

THE FUND

The Fund is an open-end management investment company, or mutual fund. The following pages describe the types of securities and investment techniques the Fund's Equity Growth Portfolio (the "Portfolio") uses in seeking to achieve its objective, as well as the risks inherent in those types of securities and investment techniques.

MANAGEMENT

Morgan Stanley Asset Management Inc. ("MSAM" or the "Adviser") advises the Portfolio.

MSAM conducts a worldwide investment advisory business. As of July 31, 1998, MSAM and its affiliated institutional asset management companies (exclusive of MAS) had approximately $96.8 billion in assets under management or fiduciary advice.

OFFERING OF SHARES

The Fund is intended to be a funding vehicle for all types of variable annuity contracts and variable life insurance policies offered by various insurance companies. Shares of the Fund may also be offered to certain tax-qualified investors, including qualified pension and retirement plans. It is possible that material conflicts among the various insurance companies and other investors in the Fund may arise. The Fund's Board of Directors will monitor events in order to identify the existence of any material conflicts and to determine what action, if any, should be taken in response to any such conflicts.

PROSPECTUS OUTLINE                     PAGE

FINANCIAL HIGHLIGHTS____________________3

     The Portfolio's financial highlights as of December 31, 1997.

PORTFOLIO SUMMARY_______________________4

     The Portfolio's investment objective and a summary of strategy, potential investors, and investment characteristics and risks.

THE PORTFOLIO'S INVESTMENTS_____________4

     A more detailed review of how the Portfolio invests and investment characteristics and risks.

SECURITIES AND INVESTMENT TECHNIQUES____4

     More information about the types of investment strategies that may be used by the Portfolio and information about investment risks and limitations.

FUNDAMENTAL INVESTMENT LIMITS__________17

     Certain policies that may be changed only by shareholders.

MANAGEMENT OF THE FUND_________________17

     General information about the organization and operations of the Fund, including details about MSAM and the individual portfolio managers, as well as fees, expenses and performance calculations.

ACCOUNT POLICIES_______________________21

     Information on net asset value calculation, income and gain distributions, taxes and share purchases and redemptions.

FINANCIAL HIGHLIGHTS

The following table provides audited financial highlights for the Portfolio for the period presented. The audited financial highlights for the period presented have been audited by Price Waterhouse LLP (now PricewaterhouseCoopers LLP), whose unqualified report thereon appears in the Fund's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the cover page to this Prospectus or from your insurance company.

                                                                  EQUITY GROWTH
                                                                    PORTFOLIO
                                                               -------------------
                                                                   PERIOD FROM
                                                               JANUARY 2, 1997* TO
SELECTED PER SHARE DATA AND RATIOS                              DECEMBER 31, 1997
----------------------------------                             -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................       $ 10.00
                                                                     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................................          0.02
  Net Realized and Unrealized Gain............................          3.27
                                                                     -------
    Total From Investment Operations..........................          3.29
                                                                     -------
DISTRIBUTIONS
  Net Investment Income.......................................         (0.02)
  Net Realized Gain...........................................         (0.53)
                                                                     -------
    Total Distributions.......................................         (0.55)
                                                                     -------
NET ASSET VALUE, END OF PERIOD................................       $ 12.74
                                                                     =======
TOTAL RETURN..................................................         33.05%
                                                                     =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).............................       $12,419
Ratio of Expenses to Average Net Assets.......................          0.85%**
Ratio of Net Investment Income to Average Net Assets..........          0.41%**
Portfolio Turnover Rate.......................................           172%
Average Commission Rate
  Per Share...................................................       $0.0542
----------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income..................       $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets..............................          2.05%**
  Net Investment Loss to Average Net Assets...................         (0.80)%**

--------------------------------------------------------------------------------
 *Commencement of operations
**Annualized

PORTFOLIO SUMMARY

Certain investment terms used below have initial capital letters ("Money Market Instruments," for example). These terms are further described under "Securities and Investment Techniques" below.

EQUITY GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY: Long-term capital appreciation by investing primarily in Equity Securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

INVESTOR PROFILE: The Portfolio is designed for those who want to be invested in the stock market for its long-term growth potential and who want to diversify over a large number of individual stocks.

RISK PROFILE: Moderate to high potential risk and reward. An investor in the Portfolio should be comfortable with the volatility of the U.S. stock market and be able to ride out market fluctuations in anticipation of greater long-term growth.

THE PORTFOLIO'S INVESTMENTS

EQUITY GROWTH PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Common and Preferred Stocks, Convertible Securities, Rights and Warrants to purchase Common Stocks, Depositary Receipts and other Equity Securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may also invest in Foreign Currency Transactions, Non-Publicly Traded Securities, Private Placements, Restricted Securities, Money Market Instruments, Investment Company Securities, Repurchase Agreements, When-Issued and Delayed Delivery Securities, Fixed Income Securities and Derivatives, and may engage in Loans of Portfolio Securities. For additional information about investments, see "Securities and Investment Techniques" below.

The Portfolio will focus its investments on Equity Securities of medium and large capitalization U.S. corporations and, subject to an overall 25% limit, Foreign Equities. The Portfolio may invest in securities of foreign issuers directly or in the form of Depositary Receipts. Since the Portfolio invests in both Common Stocks and Convertible Securities (when due to market conditions, it is more advantageous to purchase Convertible Securities), the risks of investing in the general equity markets may be tempered to a degree by the Portfolio's investments in Convertible Securities which are often not as volatile as Common Stocks.

The Adviser employs a flexible and eclectic investment process in pursuit of the Portfolio's investment objectives. In selecting stocks for the Portfolio, the Adviser concentrates on a universe of rapidly growing, high-quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Portfolio is not restricted to investments in specific market sectors. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio may invest in any Equity Security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

In selecting investments for the Portfolio, the Adviser emphasizes individual security selection. The Portfolio's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Portfolio has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Portfolio's objective by selling recently purchased securities which have increased in value.

SECURITIES AND INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which the Portfolio may invest and strategies the Adviser may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instruments and investment practices is included as well. A complete listing of the Portfolio's policies and limitations and more detailed information about the Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time such investments are purchased; the sale of instruments is not required in the event of a subsequent change in circumstances, for example, a rating's downgrade.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and the Portfolio will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolio.

The Adviser may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its investment objective. Current holdings and recent investment strategies are described in the Portfolio's financial reports, which will be sent to the Portfolio's shareholders twice a year. For a copy of an SAI or financial report, at no charge, contact the Fund or your insurance company.

INSTRUMENTS AND INVESTMENTS

ABSs. Asset-backed securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for ABSs is also the conventional proxy for maturity.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

ADRs. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

AGENCIES. Agencies are securities which are not guaranteed by, or backed by the full faith and credit of, the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies. For further information on these securities, see "Description of U.S. Government Securities" in the SAI.

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only in relatively recent years, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the SAI. The Portfolio will invest in Brady Bonds only if they are consistent with quality specifications.

CASH EQUIVALENTS. Cash Equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, obligations of foreign branches of U.S. banks ("Eurodollars") and obligations of U.S. branches of foreign banks ("Yankee dollars"). Investments in Eurodollars and Yankee dollars involve some of the same risks of investing in international securities that are discussed in "Foreign Investment" below.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of a U.S. bank, it is a member of the FDIC, and (iii) in the case of a foreign branch of a U.S. bank, the security is deemed by the Adviser to be of an investment quality comparable with other Fixed Income Securities which may be purchased by the Portfolio.

(2) Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (each, an "NRSRO") in one of their two highest categories, (e.g., A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P") or Prime 1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch Investors Service, Inc. ("Fitch")).

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch).

(4) U.S. Governments and Agencies.

(5) Repurchase Agreements collateralized by securities listed above.

CMOs. Collateralized Mortgage Obligations ("CMOs") are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a

"tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than paid off entirely at maturity, as would be the case in a straight debt instrument.

Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, MBSs will generally decline in price when interest rates rise. However, when interest rates fall, MBSs may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, MBSs will generally offer higher yields than comparable bonds. See "MBSs" below.

COMMON STOCKS. Common Stocks are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLE SECURITIES. Convertible Securities are securities, such as convertible Corporate Bonds, convertible Preferred Stocks, Warrants or other securities which may be exchanged under certain circumstances for a fixed number of shares of Common Stock.

CORPORATE BONDS. Corporate Bonds are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio will buy Corporate Bonds subject to any quality constraints. If a security held by the Portfolio is down-graded, the Portfolio may retain the security.

DEPOSITARY RECEIPTS. Depositary Receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with the depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. The Portfolio is permitted to invest in various Derivatives for both hedging and non-hedging purposes. Derivatives include caps, floors and collars, futures contracts and forward contracts, options, structured notes and swaps. Additionally, the Portfolio may invest in other Derivatives that are developed over time if their use would be consistent with the objective of the Portfolio. These Derivatives may be based upon a wide variety of underlying rates, indicies, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, group or "baskets" of Securities and Securities indicies (for each Derivative, the "underlying"). The Portfolio will limit its use of Derivatives to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding Derivatives. The Portfolio's investments in forward foreign currency contracts and Derivatives used for hedging purposes are not subject to the foregoing limits.

The Portfolio may use Derivatives under a number of different circumstances to further its investment objective. The Portfolio may use Derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such Derivatives. For example, the Portfolio may purchase Derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or upon the inflow of investable cash and at that time the Derivative provides greater liquidity than the underlying securities market. The Portfolio may also use Derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the Derivatives and securities markets or because of lower transaction costs associated with the Derivatives transaction. Derivatives may also be used by the Portfolio for hedging purposes and under other circumstances in which the Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolio will not, however, use Derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by the Portfolio's investment policies, and then only in a manner consistent with such policies.

The use of Derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio will be less favorable than it would have been if these investment techniques had not been used.

Some of the Derivatives in which the Portfolio may invest and the risks related thereto are described in more detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolio may purchase and sell futures contracts, such as futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as for example, a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolio may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolio may also use foreign currency forward contracts which are separately discussed elsewhere in this Prospectus. See "Foreign Currency Transactions " below. These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolio may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolio will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolio may utilize futures contracts, forward contracts and related options are described below.

The Portfolio may sell securities index futures contracts and/or index options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolio may also purchase and sell foreign currency futures to hedge its holdings and commitments against changes in the level of future currency rates or to adjust its exposure to a particular currency.

The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolio may engage in such transactions to hedge its holdings of debt instruments against future changes in interest rates or for other purposes.

The Portfolio may also purchase or sell futures and forwards on other financial instruments, such as U.S. Government securities and certificates of deposit. The value of these contracts also rises and falls inversely with changes in interest rates. The Portfolio may engage in financial futures and forward contracts for both hedging and non-hedging purposes.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the change in market value of investments held by the Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The risk that the Portfolio will be unable to close out a position will be minimized by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), the Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options Transactions (Options). The Portfolio may seek to increase its returns or may hedge its portfolio investments through options transactions with respect to individual securities, indices or baskets in which the Portfolio may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on either the exchange-traded or over-the-counter markets.

The Portfolio may purchase put and call options. Purchasing a put option gives the Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. Purchasing a call option gives the Portfolio a similar right, but not the obligation, to purchase the underlying. The purchaser pays a premium to the seller (also known as the writer) of the option.

The Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. If the Portfolio writes an option, it will receive a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, the Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, the Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolio may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolio's use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Interest Rate, Currency, Commodity and Equity Swaps, Caps, Collars and
Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolio, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. The Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. The Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. If the Portfolio enters into a swap transaction, it will bear the risk of default, i.e. nonpayment, by the other party. The guidelines under which the Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, the Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, the Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, the Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, the Portfolio's risk of loss will consist of the payments that the Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500 Stock Index ("S&P 500") . In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolio may use structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

EMERGING MARKET COUNTRY SECURITIES. An Emerging Market Country Security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or
(iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of the Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

EQUITY SECURITIES. Equity Securities commonly include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants, and Foreign Equities. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities because it exhibits characteristics commonly associated with each type of security. See "The Portfolio's Investments" section to determine in which of the above the Portfolio may invest.

FIXED INCOME SECURITIES. Fixed Income Securities commonly include, but are not limited to, debentures, U.S. Governments, Zero Coupons, Agencies, Corporate Bonds, High Yield Securities, MBSs, SMBSs, CMOs, ABSs, Convertible Securities, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Municipals, Repurchase Agreements, Preferred Stocks, Foreign Bonds and Yankee Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS. Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

FOREIGN BONDS. Foreign Bonds are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside the United States, including:
(1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) Fixed Income Securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; (4) foreign MBSs and various other MBSs and ABSs denominated in foreign currency; and (5) Brady Bonds. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN CURRENCY TRANSACTIONS. The Portfolio invests in foreign securities and will regularly transact security purchases and sales in foreign currencies. The Portfolio may hold foreign currency or engage in the Foreign Currency Transactions discussed below.

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, the Portfolio may also purchase or sell foreign currency on a forward basis ("Forwards" or "forward contracts"), enter into foreign currency futures contracts and options on futures contracts ("Forex Futures") and foreign currency options ("Forex Options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Portfolio's investments.

Forex Futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex Futures traded in the United States are traded on regulated futures exchanges. The Portfolio will incur brokerage fees when it purchases or sells Forex Futures and it will be required to maintain margin deposits. Parties to a Forex Future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the Futures contract fluctuates.

Purposes for which such Forex Futures and Forex Options may be used include protecting against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by the Portfolio and generally protecting the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuations. Such contracts will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While Forex Futures and Forex Options may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

Forwards are obligations to purchase or sell an amount of a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forwards are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

The Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities (transaction hedge) or to lock in the dollar value of portfolio positions (position hedge). In addition the Portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have portfolio exposure. The Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. Forwards will be used only as a protective measure against the effects of fluctuating rates of currency exchange and exchange control regulations. While such contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized.

The Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a Foreign Bond, the Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Portfolio's obligation under the forward contract. On the date of maturity, the Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When the Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold liquid assets in a segregated account with a daily value at least equal to its obligation under the forward contract.

When the Portfolio engages in Forwards, it will comply with the segregation requirements required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules adopted thereunder. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the SAI.

At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to Forwards are usually effected with the currency trader who is a party to the original forward contract. The Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

FOREIGN EQUITIES. Foreign Equity Securities ("Foreign Equities") include, but are not limited to, Common Stocks, Preferred Stocks, Depositary Receipts, Rights, Warrants and Convertible Securities of foreign issuers. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT. Investment in securities and obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on Foreign Investments as compared to dividends and interest paid by U.S. companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction will impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

Prior governmental approval for Foreign Investments may be required under certain circumstances in some emerging countries, and the extent of Foreign Investment in certain Fixed Income Securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of Foreign Investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investments in securities of foreign issuers are frequently denominated in foreign currencies. Because the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Corporate Bonds, Preferred Stocks and Convertible Securities rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-Investment Grade Securities and are commonly referred to as junk bonds or High Yield Securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing," and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is "in default," and "payment of interest and/or repayment of principal is in arrears."

While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. Also, High Yield Securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) companies, which are generally less able than more established or less leveraged companies to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to Investment Grade Securities.

The risks posed by High Yield Securities are substantial. If a security held by the Portfolio is down-graded, the Portfolio may retain the security.

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some Inverse Floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES. Investments in investment companies are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits the Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolio from acquiring any security of a registered closed-end investment company if the Portfolio and other investment companies with the same adviser would own more than 10% of the outstanding voting shares of the company.

To the extent the Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Portfolio itself. The Portfolio may not purchase shares of any affiliated investment company except as permitted under the 1940 Act or by a rule or order of the Securities and Exchange Commission ("SEC").

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. The Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws as discussed in "Investment Limitations" in the SAI. The Portfolio will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying Investment Funds.

Certain Investment Funds are advised by the Adviser. The Portfolio may, to the extent permitted under the 1940 Act and other applicable law, invest in these Investment Funds. If the Portfolio does elect to make an investment in such an Investment Fund, it will only purchase the securities of such Investment Fund in the secondary market.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MBSs, including mortgage pass-throughs and

CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned and considered by the Adviser to be of comparable quality. The Adviser may retain a security if its rating falls below investment grade if it deems retention of the security to be in the best interests of the Portfolio. The Portfolio may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. The Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's securities and calculating its Net Asset Value ("NAV").

Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations present additional risks of default or loss.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of its total assets. Pursuant to an order issued by the SEC, the Fund may lend portfolio securities to affiliated broker-dealers. For more detailed information about securities lending, see "Securities and Investment Techniques" in the SAI.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in Money Market Instruments, although the Portfolio intends to stay invested in securities satisfying its primary investment objective to the extent practical. The Portfolio may invest in Money Market Instruments pending other investment or settlement for liquidity, or in adverse market conditions. The Money Market Instruments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; obligations of the International Bank for Reconstruction and Development; other debt securities; commercial paper, including bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and Repurchase Agreements. For more detailed information about these Money Market Instruments, see "Description of Certain Securities and Ratings" in the SAI.

MBSs. Mortgage-Backed Securities ("MBSs") are instruments that entitle the holder to a share of all interest and principal payments from pools of residential and commercial mortgage loans underlying the instruments, and may take the form of pass-through securities or CMOs (see ("CMOs" above). Generally, these securities are designed to provide monthly payments of interest and principal to the investor.

Pass-Through Securities. The mortgagee's monthly payments to his or her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer or pooler. The pools are assembled by various governmental, Government-related and private organizations. The Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, MBSs purchased by the Portfolio will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of comparable quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on MBSs, it is not possible to determine in advance the actual final maturity date or average life. Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Due to prepayment risk, rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by the Portfolio may be lengthened. This extension of average life causes the market price of the MBSs to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the MBS. In selecting these MBSs, the Adviser will look for those that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

CMOs. CMOs are debt securities that are issued by a thrift or other financial institution and are collateralized as follows. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupons), Agencies, Cash Equivalents, whole loans and Corporate Bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See "CMOs" above.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted Equity Securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act") and are deemed to be illiquid. Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolio may invest an unlimited amount in Rule 144A Securities that are deemed to be liquid.

The Fund's Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Investors should note that investment of 5% of the Portfolio's total assets in Restricted Securities may be considered a speculative activity and may involve greater risk and expense to the Portfolio.

PREFERRED STOCKS. Preferred Stocks are non-voting securities which evidence ownership in a corporation and which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which the Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security.

In these transactions, the securities received by the Portfolio have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement as collateral, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit the Portfolio to keep all its assets invested while retaining overnight flexibility in pursuit of investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolio may pool its daily uninvested cash balances with other of the Fund's Portfolios in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the Portfolio will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. The Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on the Portfolio's percentage share in the total Repurchase Agreement. The Portfolio's ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into Reverse Repurchase Agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a Reverse Repurchase Agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a Reverse Repurchase Agreement is the speculative factor known as leverage. The Portfolio may enter into a Reverse Repurchase Agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a Reverse Repurchase Agreement, it may adversely affect the Portfolio's ability to maintain a stable NAV.

RIGHTS. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBSs. Stripped Mortgage-Backed Securities ("SMBSs") are Derivatives in the form of multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal repayments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the Portfolio's limitations on investment in illiquid securities.

TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may reduce its holdings for temporary defensive purposes and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt obligations in which the Portfolio may invest consist of (a) obligations of the U.S. or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) Floaters and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations meeting the Portfolio's credit quality standards; and (e) Repurchase Agreements with banks and broker-dealers with respect to such securities. For temporary defensive purposes, the Portfolio intends to invest only in short-term and medium-term debt obligations that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for foreign debt obligations).

U.S. GOVERNMENTS. U.S. Governments are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Governments may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities. For further information on these securities, see "Securities and Investment Techniques -- U.S. Government Securities" in the SAI.

WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of liquid securities or cash in an amount at least equal to these commitments. The Portfolio will not enter into When-Issued or Delayed Delivery Securities commitments exceeding, in the aggregate, 15% of the Portfolio's total assets other than the obligations created by these commitments.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupons are Fixed Income Securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary Fixed Income Securities because of the manner in which their principal and interest are returned to the investor. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero Coupon, Pay-In-Kind and Deferred Payment Securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

FUNDAMENTAL INVESTMENT LIMITS

The investment objective of the Portfolio discussed under "Portfolio Summary" above is a fundamental policy, that is, a policy subject to change only by shareholder approval. The policy in the following paragraph is also fundamental. All policies stated throughout this Prospectus, other than those identified as fundamental, can be changed without shareholder approval. For additional fundamental and non-fundamental investment limits, see "Investment Limitations" in the SAI.

The Portfolio is a diversified investment company and is therefore subject to the following fundamental limitations: as to 75% of its total assets, the Portfolio may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer.

INTERNAL REVENUE SERVICE ("IRS") LIMITATIONS. In addition to the above, the Portfolio also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable annuity contracts and variable life insurance policies. For Additional Information, see "Investment Limitations" in the SAI.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for the management of the business and affairs of the Fund as provided in the laws of the State of Maryland and the Fund's Articles of Incorporation and By-Laws. The Board of Directors of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict among the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund due to differences in tax treatment and other considerations, and shall report any such conflict to the boards of the respective life insurance companies that use the Fund as an investment vehicle for their respective variable annuity contracts and variable life insurance policies and to qualified plans. The boards of directors of those life insurance companies and the fiduciaries of certain qualified plans and the Adviser have agreed or will agree to be responsible for reporting any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict exists that affects those life insurance companies, they will be required, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance policies. Qualified plans which acquire more than 10% of the assets of the Portfolio will be required to report any potential or existing conflicts to the Directors of the Fund, and if a material irreconcilable conflict exists, to remedy such conflict, up to and including redeeming shares of the Portfolio held by the qualified plans. The majority of the Fund's Directors are not affiliated with MSAM, MAS, any of their affiliates, any of the other companies that provide services to the Fund or any of their affiliates. The officers of the Fund conduct and supervise its daily business operations.

THE FUND MAY HOLD SPECIAL MEETINGS. The Fund will not hold annual shareholder meetings, but may call special meetings when required by law, when requested by a sufficient number of shareholders or for other reasons. An insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Portfolio will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from contract or policy owners and must vote shares in the separate account in proportion to the voting instructions received. For a further discussion, please refer to your insurance company's separate account prospectus.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER. MSAM serves as the Adviser for the Equity Growth Portfolio. It provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. As of July 31, 1998, MSAM and its institutional investment advisory affiliates (exclusive of MAS) had approximately $96.8 billion in assets under management or fiduciary advice. See "Management of the Fund" in the SAI.

YEAR 2000. The services provided to the Fund by the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser and Morgan Stanley are contacting their vendors and service providers to obtain assurances that such vendors and service providers have taken appropriate measures to address the "Year 2000" problem.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Furthermore, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGERS. The following individuals have primary responsibility for the Portfolio.

Kurt Feuerman and Margaret K. Johnson. Kurt Feuerman is a Managing Director of Morgan Stanley and MSAM and heads MSAM's Equity Group. He joined MSAM in July 1993 after spending three years as a Managing Director of Morgan Stanley's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Mr. Feuerman earned an M.B.A. from Columbia University, an M.A. from Syracuse University, and a B.A. from McGill University. Margaret Johnson is a Principal of Morgan Stanley and MSAM and a Portfolio Manager in MSAM's Institutional Equity Group. She joined MSAM in 1984. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Mr. Feuerman and Ms. Johnson have shared primary responsibility for managing the Portfolio's assets since its inception.

OTHER SERVICES

DISTRIBUTOR. Under its Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as the exclusive Distributor of the Fund and sells shares of the Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of the Portfolio. Morgan Stanley, as principal underwriter, or the insurance companies whose variable products are funded by the Fund, will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Fund documents (such as semi-annual reports) used as sales materials. Morgan Stanley does not receive compensation for providing distribution services.

ADMINISTRATOR. MSAM also provides the Portfolio with administrative services pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian, and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund with dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Fund pays MSAM a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio.

MSAM has entered into a Sub-Administration Agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), pursuant to which Chase Global has agreed to provide certain administrative services to the Fund. MSAM supervises and monitors such administrative services provided by Chase Global. The services provided under the Administration Agreement and the Sub-Administration Agreement are also subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement and the Sub-Administration Agreement as being in the best interests of the Fund. As compensation for its services, Chase is paid by MSAM out of its administration fee. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information regarding the Administration Agreement or the Sub-Administration Agreement, see "Management of the Fund" in the SAI.

Certain administrative and record-keeping services that would otherwise be performed by the Adviser or its service providers may be performed by insurance companies that purchase shares of the Portfolio. The Adviser may make payments to these insurance companies to defray the costs of providing those services.

Chase Global calculates the NAV and dividends and maintains the general accounting records for the Portfolio.

CUSTODIANS. Chase serves as the Custodian of domestic securities and cash of the Portfolio. Chase is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company ("MSTC"), Brooklyn, New York, an affiliate of MSAM, MAS and the Distributor, acts as the Fund's

Custodian for foreign assets held outside the United States (including, through sub-custodians, securities held in Russia) and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the Custodians, see "General Information -- Custody Arrangements" in the SAI.

DIVIDEND DISBURSING AND TRANSFER AGENT. Chase Global acts as dividend disbursing and transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP serves as independent accountants for the Fund and will audit the annual financial statements of the Portfolio.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BREAKDOWN OF EXPENSES

The Portfolio pays fees and other costs related to its daily operations. Expenses paid out of the Portfolio's assets are reflected in its share price. The Portfolio pays a management fee to the Adviser for managing its investments and business affairs. The Adviser pays fees to affiliates who provide assistance with these services. The Portfolio also pays other expenses, which are explained below. The Adviser may, from time to time, reduce its fees or reimburse the Portfolio for expenses above a specified limit. These fee reductions or expense reimbursements, which may be terminated at any time without notice, can decrease the Portfolio's expenses and boost its performance.

MANAGEMENT FEE

MSAM is entitled to receive from the Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as follows: 0.55% for the first $500 million, 0.50% for the next $500 million, and 0.45% of net assets in excess of $1 billion.

However, MSAM, with respect to the Portfolio, has voluntarily waived receipt of its management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 0.85% of average daily net assets. These fee waivers and reimbursements are voluntary and may be terminated by MSAM at any time without notice.

OTHER EXPENSES

In addition to investment advisory and certain administrative expenses charged by the administrator, the Portfolio pays all expenses not assumed by MSAM. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Directors not affiliated with MSAM; fees and expenses of its independent accountants and legal counsel; costs of Directors and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of providing proxy statements, prospectuses and statements of additional information to existing variable annuity contract and variable life insurance policy owners; expenses of preparing and printing the annual and semi-annual shareholder reports to variable annuity contract and variable life insurance policy owners; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Portfolio's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Directors' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses that are incurred by the Portfolio will be passed on to the shareholders through a daily charge made to the assets held in the Portfolio, which will be reflected in share prices.

PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

Since shares of the Portfolio are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms.

In purchasing and selling securities for the Portfolio, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolio, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Portfolio's brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons," as defined in the 1940 Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons," (as defined in the 1940 Act) of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

PORTFOLIO TURNOVER

Under certain market conditions, the Portfolio may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by the Portfolio in anticipation of a rise or decline in interest rate or to take advantage of yield disparities among different issues of Fixed Income Securities could result in high portfolio turnover. For the period ended December 31, 1997, the portfolio turnover rate for the Portfolio was 172%. High portfolio turnover rates for the Portfolio can result in corresponding increases in expenses such as brokerage commissions and transaction costs. Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held and the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its respective objectives and policies.

PERFORMANCE OF THE PORTFOLIO

The Portfolio's total return and yield may be quoted in advertising if accompanied by performance of your insurance company's separate account. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

TOTAL RETURN. Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD. Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield.

Total returns and yields quoted for the Portfolio include the Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolio may be purchased only through variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of the Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Portfolio's performance to that of other mutual funds.

PERFORMANCE OF MSAM

MSAM manages the Equity Growth Portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF"), which served as the model for the Portfolio. The Equity Growth Portfolio of MSIF has substantially the same investment objective, policies and strategies as the Portfolio. In addition, MSAM intends the Portfolio of the Fund and the Equity Growth Portfolio of MSIF to be managed by the same personnel and to continue to have substantially similar investment strategies, techniques and characteristics.

Past investment performance of the Class A Shares of the Equity Growth Portfolio of MSIF, as shown in the table below, may be relevant to your consideration of the Portfolio. The investment performance of the Equity Growth Portfolio of MSIF is not necessarily indicative of future performance of the Portfolio. Also, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the Equity Growth Portfolio of MSIF. The investment performance of the Class A Shares of the Equity Growth Portfolio of MSIF is provided merely to indicate the experience of MSAM in managing a similar portfolio.

                                   Total Return Total Return Total Return Average Annual Average Annual Average Annual
                                     One Year   Three Years   Five Years   Total Return   Total Return   Total Return
                         Inception    Ended        Ended        Ended      Three Years     Five Years       Since
Fund Name                  Date      6/30/98      6/30/98      6/30/98    Ended 6/30/98  Ended 6/30/98    Inception
---------                --------- ------------ ------------ ------------ -------------- -------------- --------------
MSIF:
Equity Growth...........  4/2/91      33.53%      134.43%      219.09%        32.84%         26.12%         20.04%

PRINCIPAL HOLDERS OF SECURITIES

As of March 16, 1998, General American Life Insurance Company and American General Life Insurance Company each owned more than 25% of the outstanding voting securities of the Portfolio, pursuant to variable annuity contracts and variable life insurance policies they have issued to the public.

As currently required under law, insurance companies vote their shares of the Portfolio in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote shares of the Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolio.

For more information, see "Principal Holders of Securities" in the SAI.

ACCOUNT POLICIES

DISTRIBUTIONS AND TAXES

The Fund intends the Portfolio to qualify as a separate entity under the Internal Revenue Code and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company under the Internal Revenue Code, net income and net realized gains of the Portfolio will be distributed to shareholders at least once a year.

As stated on the cover of this Prospectus, shares of the Portfolio will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and realized capital gains are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

TRANSACTION DETAILS

The Portfolio is open for business each day the New York Stock Exchange ("NYSE") is open. The Portfolio's NAV is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Portfolio's NAV is the value of a single share. The NAV is computed by adding the value of the Portfolio's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

The Portfolio's investments are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

Certain securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the NAV of the Portfolio may be affected significantly by such trading on days when shareholders can not purchase or redeem shares of the Portfolio.

The Portfolio's offering price (price to buy one share) and redemption price (price to sell one share) are its NAV.

The Portfolio reserves the right to suspend the offering of shares for a period of time. The Portfolio also reserves the right to reject any specific order. Purchase orders may be refused if, in the Adviser's opinion, they would disrupt management of the Portfolio.

INVESTMENTS AND REDEMPTIONS. Investments and redemptions are made by insurance companies for their variable annuity contracts and variable life insurance policies and by tax qualified investors, such as qualified pension and retirement plans.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the Portfolio each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of the Portfolio the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to the Portfolio. In some cases, an insurance company's orders for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to the Portfolio.

Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by the Portfolio but in no event later than seven days following receipt of instructions. The Portfolio may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.